[FRONT]

                                  BLUEFLY, INC.
                                      PROXY
                          ANNUAL MEETING, JULY 29, 2004

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints E. KENNETH SEIFF, MELISSA PAYNER-GREGOR AND PATRICK C. BARRY as Proxies, each with full power to appoint his substitute, and hereby authorizes them to appear and vote as designated on the reverse side, all shares of Voting Stock of Bluefly, Inc. held on record by the undersigned on June 22, 2004 at the Annual Meeting of Stockholders to be held on July 29, 2004, and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 and 3.

                (Continued and to be signed on the reverse side.)

[X] Please mark your
votes as in this
example.

                             VOTE FOR                  VOTE WITHHELD
                      all nominees listed at             AUTHORITY
1.ELECTION          right except as marked to        from all nominees
  OF DIRECTORS          the contrary below
                               [ ]                          [ ]

                         _______________
FOR, EXCEPT
VOTE                     _______________
WITHHELD AS
TO THE                   _______________
FOLLOWING
NOMINEES (IF             _______________
ANY):
                         _______________

                                                         FOR   AGAINST  ABSTAIN
Nominees:                   2. PROPOSAL TO APPROVE       [ ]     [ ]      [ ]
     E. Kenneth Seiff          PLAN AMENDMENTS
     Melissa Payner-
      Gregor                3. PROPOSAL TO APPROVE       [ ]     [ ]      [ ]
     Josephine Esquivel        NOTE CONVERSION
     Alan Kane                 PROVISIONS
     Martin Miller
     Robert G. Stevens      4. IN THEIR DISCRETION, THE  [ ]     [ ]      [ ]
                               NAMED PROXIES MAY VOTE
                               ON SUCH OTHER BUSINESS
                               AS MAY PROPERLY COME
                               BEFORE THE ANNUAL
                               MEETING, OR ANY
                               ADJOURNMENTS OR
                               POSTPONEMENTS THEREOF.

The undersigned acknowledges receipt of the accompanying Proxy Statement dated June 30, 2004.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE STOCKHOLDER'S SPECIFICATIONS ABOVE. THE PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS TO THE UNDERSIGNED.

_________________________   ___________________________ DATE __________________
SIGNATURE OF STOCKHOLDER    SIGNATURE IF HELD JOINTLY

NOTE: Please mark, date, sign and return this Proxy promptly using the enclosed envelope. When shares are held by joint tenants, both should sign. If signing as an attorney, executor, administrator, trustee or guardian, please give full title. If a corporation or partnership, please sign in corporate or partnership name by an authorized person.

                                        2